UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February  5, 1997



                               MARKEL CORPORATION
             (Exact name of registrant as specified in its charter)



     Virginia                           0-15458               54-0292420
(State or other jurisdiction of       (Commission          (I.R.S. employer
incorporation or organization)        file number)      identification number)



                 4551 Cox Road, Glen Allen, Virginia 23060-3382
                    (Address of principal executive offices)
                                   (Zip code)


                                 (804) 747-0136
              (Registrant's telephone number, including area code)


                                      NONE
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5.  Other Events

On February 5, 1997, Markel Corporation released annual earnings and other information. A copy of this press release is included as an exhibit to this report.


     c)  Exhibits


The Exhibits listed on the Exhibit Index are filed as part of this report.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               MARKEL CORPORATION


Date: February 6, 1997         By: Darrell D. Martin
                                   -----------------
                               Executive Vice President and
                               Chief Financial Officer



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



                                 EXHIBIT INDEX


Exhibit No.                                                          Page No.
-----------                                                          --------

99    Press Release dated February 5, 1997.



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